UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: January 17, 2020
(Date of earliest event reported)
Hornbeck Offshore Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)
(985) 727-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	HOS	New York Stock Exchange
Common Stock, $0.01 par value	HOSS	OTCQB
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Each of our named executive officers was paid a retention bonus on January 17, 2020 equal to 200% of his base salary. A similar retention payment was made in early 2019, offset by a commensurate reduction in the target grant value of such executive’s long-term incentive opportunity for equity-based awards in early 2019. This year’s retention bonus payments were made in lieu of equity-based long-term incentive compensation in light of the Company’s currently depressed stock price coupled with the Company’s desire to retain its named executives. With respect to such bonus, 100% of the retention payment is subject to clawback in the event the executive voluntarily resigns or is involuntarily terminated for cause before the one-year anniversary of the grant of such bonus, and 50% is subject to clawback in such events after the one-year anniversary of such grant but prior to 18 months following such grant.

Each named executive officer is required to repay the ratable portion of the after-tax value of the applicable clawback amount if his employment is terminated before the applicable period following the payment date of such bonus for any reason other than (i) by the Company without good cause (as defined in the executive’s employment agreement), (ii) a constructive termination, as described under the executive’s change in control agreement or employment agreement (as applicable) or (iii) upon the death or permanent disability of the executive.

The Company believes such bonuses, subject to the clawback provisions, are in-line with the Company’s philosophy of balancing its dual objectives of pay-for-performance and retention of our executives in light of prevailing market conditions currently facing the Company and the offshore energy industry.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: January 17, 2020	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer

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